Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of May 1, 2025, is by and among DeFi Development Corp., a Delaware corporation (the “Company”), and the several Investors signatory hereto (individually as an “Holder” and collectively together with their respective permitted assigns, the “Holders”).

RECITALS

A. In connection with the Securities Purchase Agreement by and between the parties hereto, dated as of May 1, 2025 (the “Securities Purchase Agreement”), the Company sold to the Holders, and each Holder purchased from the Company, severally and not jointly, upon the terms and subject to the conditions stated in the Agreement, (i) shares of the Company’s Common Stock (“Shares”), par value $0.00001 per share (the “Common Stock”), (ii) warrants to acquire shares of Common Stock (the “Pre-Funded Warrants”) (the shares of Common Stock issuable upon exercise of the Pre-Funded Warrants, collectively, the “Pre-Funded Warrant Shares”).

B. This Agreement is made pursuant to the Securities Purchase Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holders hereby agree as follows:

1. Definitions.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

(a) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(b) “Initial Registration Statement” means the initial Registration Statement filed pursuant to this Agreement.

(c) “Investor” means the Holder or any transferee or assignee of any Registrable Securities or Notes, as applicable, to whom the Holder assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 7 and any transferee or assignee thereof to whom a transferee or assignee of any Registrable Securities assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 7.

(d) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof.

(e) “register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the Securities Act of 1933, as amended (the “1933 Act”) and pursuant to Rule 415 and the declaration of effectiveness of such Registration Statement(s) by the SEC.

(f) “Registrable Securities” means the Pre-Funded Warrant Shares and Shares and any other shares of Common Stock held by such Holder or any of its affiliates and any Common Stock issued or issuable with respect to such shares as a result of any stock split or subdivision, stock dividend, recapitalization, exchange or similar event. Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) upon the earliest to occur of (i) the date all Registrable Securities have been resold by each Holder and (ii) the date all Registrable Securities become eligible for resale by such Investor under Rule 144 without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144.

(g) “Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering Registrable Securities.

(h) “Rule 144” means Rule 144 promulgated by the SEC under the 1933 Act, as such rule may be amended from time to time, or any other similar or successor rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration.

(i) “Rule 415” means Rule 415 promulgated by the SEC under the 1933 Act, as such rule may be amended from time to time, or any other similar or successor rule or regulation of the SEC providing for offering securities on a continuous or delayed basis.

(j) “SEC” means the United States Securities and Exchange Commission or any successor thereto.

2. Registration.

(a) Mandatory Registration. The Company shall prepare and, within thirty (30) Business Days of this Agreement, file with the SEC an Initial Registration Statement to permit the public resale of all the Registrable Securities held by the Holders from time to time as permitted by Rule 415 under the 1933 Act (or any successor or similar provision adopted by the SEC then in effect) on the terms and conditions specified in this Section 2(a) and shall use its commercially reasonable efforts to cause such Registration Statement to be declared effective as soon as practicable after the filing thereof. The Registration Statement filed with the Commission pursuant to this Section 2(a) shall be on Form S-3 or, if Form S-3 is not then available to the Company, on Form S-1 or such other form of registration statement as is then available to effect a registration for resale of such Registrable Securities, covering such Registrable Securities, and shall contain a prospectus in such form as to permit the Holders to sell such Registrable Securities pursuant to Rule 415 under the 1933 Act (or any successor or similar provision adopted by the SEC then in effect) beginning on the effective date for such Registration Statement. A Registration Statement filed pursuant to this Section 2(a) shall provide for the resale pursuant to any method or combination of methods legally available to, and requested by, the Holders. The Company shall use its commercially reasonable efforts to cause a Registration Statement filed pursuant to this Section 2(a) to remain effective, and to be supplemented and amended to the extent necessary to ensure that such Registration Statement is available or, if not available, that another Registration Statement is available, for the resale of all the Registrable Securities held by the Holders until all such Registrable Securities have ceased to be Registrable Securities. As soon as practicable following the effective date of a Registration Statement filed pursuant to this Section 2(a), the Company shall notify the Holders of the effectiveness of such Registration Statement. When effective, a Registration Statement filed pursuant to this Section 2(a) (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the 1933 Act and the Securities Exchange Act of 1934, as amended, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained in such Registration Statement, in the light of the circumstances under which such statement is made).

(b) Allowable Delays. On no more than two occasions and for not more than 30 consecutive days or for a total of not more than 60 days in any 12 month period, the Company may delay the effectiveness of the Initial Registration Statement or any other Registration Statement, or suspend the use of any prospectus included in any Registration Statement, in the event that the Company determines in good faith that such delay or suspension is necessary to (A) delay the disclosure of material non-public information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company or (B) amend or supplement the affected Registration Statement or the related prospectus so that such Registration Statement or prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the prospectus in light of the circumstances under which they were made, not misleading (an “Allowed Delay”); provided, that, the Company shall promptly (a) notify each Holder in writing of the commencement of an Allowed Delay, but shall not (without the prior written consent of a Holder) disclose to such Holder any material non-public information giving rise to an Allowed Delay, (b) advise the Holders in writing to cease all sales under the Registration Statement until the end of the Allowed Delay and (c) use commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable.

(c) Notwithstanding the registration obligations set forth in Section 2(a), if the SEC informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly inform each of the Holders thereof and use its commercially reasonable efforts to file amendments to the Initial Registration Statement as required by the SEC, covering the maximum number of Registrable Securities permitted to be registered by the SEC, on Form S-3 or, if Form S-3 is not then available to the Company, on Form S-1 or such other form of registration statement as is then available to effect a registration for resale of such Registrable Securities; provided, however, that prior to filing such amendment, the Company shall be obligated to use diligent efforts to advocate with the SEC for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, Compliance and Disclosure Interpretation 612.09.

3. Related Obligations.

The Company shall use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof, and, pursuant thereto, the Company shall have the following obligations:

(a) The Company shall notify each Investor of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, may include an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and promptly prepare a supplement or amendment to such Registration Statement and such prospectus contained therein to correct such untrue statement or omission.

(b) The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of each Registration Statement or the use of any prospectus contained therein, or the suspension of the qualification, or the loss of an exemption from qualification, of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment.

(c) The Company shall use its reasonable best efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

(d) Neither the Company nor any of its subsidiaries has entered, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.

4. Obligations of the Investors.

(a) At least five (5) Business Days prior to the first anticipated filing date of each Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor with respect to such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect and maintain the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

(b) Each Investor, by such Investor’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of each Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from such Registration Statement.

(c) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(b) or the first sentence of 3(a), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(b) or the first sentence of Section 3(a) or receipt of notice that no supplement or amendment is required.

5. Expenses of Registration.

All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3 shall be paid by the Company.

6. Indemnification.

(a) The Company agrees to indemnify, to the extent permitted by law, each Holder of Registrable Securities, its officers, directors and agents and each Person who controls such Holder (within the meaning of the 1933 Act) from and against all losses, claims, damages, liabilities and out-of-pocket expenses (including reasonable attorneys’ fees) (or actions or proceedings, whether commenced or threatened, in respect thereof) (collectively, “Claims”), resulting from any untrue or alleged untrue statement of any material fact contained in any Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading; except insofar as the Claim arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such filing in reliance upon and in conformity with information furnished in writing to the Company by such Holder expressly for use therein.

(b) In connection with any Registration Statement in which a Holder of Registrable Securities is participating, the Company may require that, as a condition to including any Registrable Securities in any Registration Statement the Company shall have received an undertaking reasonably satisfactory to it from such Holder, to indemnify the Company, its directors and officers and agents and each Person who controls the Company (within the meaning of the 1933 Act) from and against Claims resulting from any untrue statement of any material fact contained in the Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information so furnished in writing by such Holder expressly for use therein; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Holders of Registrable Securities, and the liability of each such Holder of Registrable Securities shall be in proportion to and limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement.

(c) Any Person entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any Claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such Claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. An indemnifying party who is not entitled to, or elects not to, assume the defense of a Claim shall not be obligated to pay the fees and expenses of more than one (1) counsel for all parties indemnified by such indemnifying party with respect to such Claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such Claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) and which settlement includes a statement or admission of fault or culpability on the part of such indemnified party or does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, partners, stockholders or members, employees, agents, investment advisors or controlling person of such indemnified party and shall survive the transfer of Registrable Securities. The Company and each Holder of Registrable Securities participating in a registration also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company’s or such Holder’s indemnification is unavailable for any reason.

(e) If the indemnification provided under Section 6 hereof from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any Claims, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such Claims (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also to reflect the relative fault of the indemnifying party or parties on the other hand in connection with the statements or omissions that resulted in such Claims, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or related to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action

7. Assignment of Registration Rights.

(a) This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part.

(b) The Holder may assign or delegate its rights, duties or obligations under this Agreement, in whole or in part, to any Person to whom it transfers Registrable Securities, provided that such Registrable Securities remain Registrable Securities following such transfer and such Person agreed to become bound by the terms and provisions of this Agreement in accordance herewith.

(c) No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate the Company unless and until the Company shall have received (i) written notice of such assignment and (ii) the written agreement of the assignee, in a form reasonably satisfactory to the Company, to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement). Any transfer or assignment made other than as provided in this Section 7 shall be null and void.

8. Amendment of Registration Rights.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of a majority of the then outstanding Registrable Securities. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

9. Miscellaneous.

(a) Solely for purposes of this Agreement, a Person is deemed to be a holder of Registrable Securities whenever such Person owns, or is deemed to own, of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from such record owner of such Registrable Securities.

(b) Any notice or communication under this Agreement must be in writing and given by (i) deposit in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, (ii) delivery in person or by courier service providing evidence of delivery, or (iii) transmission by hand delivery or electronic mail. Each notice or communication that is mailed, delivered, or transmitted in the manner described above shall be deemed sufficiently given, served, sent, and received, in the case of mailed notices, on the third Business Day following the date on which it is mailed and, in the case of notices delivered by courier service, hand delivery or electronic mail, at such time as it is delivered to the addressee (with the delivery receipt of the intended recipient or the affidavit of messenger) or at such time as delivery is refused by the addressee upon presentation. Any notice or communication under this Agreement must be addressed to the Company at:

If to the Company:

6401 Congress Avenue, Suite 250

Boca Raton, Florida, 33487

Attention: Joseph Onorati

Email: joseph@defidevcorp.com

With a copy (for informational purposes only) to:

Perkins Coie LLP

1201 Third Avenue, Suite 4900

Seattle, WA 98101

Attention: Allison Handy

E-Mail: Allison.Handy@perkinscoie.com

If to the Holders, to its mailing address and/or email address set forth in the Securities Purchase Agreement.

(c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof. The Company and the Holders acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that each party hereto shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement by any other party hereto and to enforce specifically the terms and provisions hereof (without the necessity of showing economic loss and without any bond or other security being required), this being in addition to any other remedy to which any party may be entitled by law or equity.

(d) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(e) If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(f) This Agreement and the instruments referenced herein constitute the entire agreement among the parties hereto and thereto solely with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto solely with respect to the subject matter hereof and thereof.

(g) This Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto. This Agreement is not for the benefit of, nor may any provision hereof be enforced by, any Person, other than the parties hereto, their respective permitted successors and assigns and the Persons referred to in Section 6 hereof.

(h) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(i) This Agreement may be executed in two or more identical counterparts, each of which shall be deemed an original, but all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an email which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(j) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

[Signature page follows]

IN WITNESS WHEREOF, the Company has caused its signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY: DEFI DEVELOPMENT CORP.

By:	/s/ Joseph Onorati
	Name:	Joseph Onorati
	Title:	CEO

 Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the Holder has caused its respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

Holder:

By:	/s/ Shayne Young
	Name:	Shayne Young

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the Holder has caused its respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

Holder: Republic Digital Cayman LLC

By:	/s/ Darren Sandler
	Name:	Darren Sandler
	Title:	Authorized Signatory

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the Holder has caused its respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

Holder: GREAT POINT CAPITAL, LLC

By:	/s/ Dan Dimiero
	Name:	Dan Dimiero
	Title:	Manager

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the Holder has caused its respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

Holder: Orion Enterprise LLC

By:	/s/ Olivia Yu
	Name:	Olivia Yu
	Title:	Manager

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the Holder has caused its respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

Holder: Fifth Lane Partners Fund LP

By:	/s/ Cavan Copeland
	Name:	Cavan Copeland
	Title:	Managing Partner

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the Holder has caused its respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

Holder: Eleven Eleven Investments, LLC

By:	/s/ Kavitha Palani
	Name:	Kavitha Palani
	Title:	Managing Director

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the Holder has caused its respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

Holder: Alto Opportunity Master Fund, SPC – Segregated Master Portfolio B

By:	/s/ Waqas Khatri
	Name:	Waqas Khatri
	Title:	Director

 Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the Holder has caused its respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

Holder: Arrington XRP Capital Fund, LP

By:	/s/ J. Michael Arrington
	Name:	J. Michael Arrington
	Title:	General Partner

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the Holder has caused its respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

Holder:

By:	/s/ Andrew Kershner
	Name:	Andrew Kershner

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the Holder has caused its respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

Holder: Amber International Holding Limited

By:	/s/ HUO Junwei
	Name:	HUO Junwei
	Title:	CEO

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the Holder has caused its respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

Holder: Lead Accelerating Limited

By:	/s/ Li Peijiu
	Name:	Li Peijiu
	Title:	Director

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the Holder has caused its respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

Holder: Alyeska Master Fund, LP

By:	/s/ Jason Bragg
	Name:	Jason Bragg
	Title:	CFO, Alyeska Investment Group, LP

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the Holder has caused its respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

Holder: Borderless Multi-Strategy Fund V LP

By:	/s/ David Garcia
	Name:	David Garcia
	Title:	Managing Partner

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the Holder has caused its respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

Holder: Galaxy Digital Trading Cayman LLP

By:	/s/ Jason Urban
	Name:	Jason Urban
	Title:	Authorized Signatory

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the Holder has caused its respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

Holder: RK Trading I LLC

By:	/s/ Jordan Abisch
	Name:	Jordan Abisch
	Title:	Manager

Signature Page to Registration Rights Agreement